UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 29, 2015

COMM 2015-CCRE22 Mortgage Trust

(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

German American Capital Corporation
Cantor Commercial Real Estate Lending, L.P.
Natixis Real Estate Capital LLC
The Bank of New York Mellon

(Exact names of sponsors as specified in their charters)

Delaware	333-193376-17	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 25, 2015, a series of mortgage pass-through certificates, entitled COMM 2015-CCRE22 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”), was issued by COMM 2015-CCRE22 Mortgage Trust, a New York common law trust (the “Issuing Entity”), pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2015 (the “Pooling and Servicing Agreement”), between Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as a special servicer, Midland Loan Services, a Division of PNC Bank, National Association, as a special servicer, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

The Mortgage Loan identified as “3 Columbus Circle” on Exhibit B to the Pooling and Servicing Agreement (the “3 Columbus Circle Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “3 Columbus Circle Loan Combination”) that includes the 3 Columbus Circle Mortgage Loan and five other pari passu loans, which are not assets of the Issuing Entity (each, a “3 Columbus Circle Pari Passu Companion Loan”).  The Pooling and Servicing Agreement provides that the 3 Columbus Circle Loan Combination is to be serviced and administered (i) until the securitization of the 3 Columbus Circle Pari Passu Companion Loan designated as Note A-1 (the “3 Columbus Circle Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement and (ii) from and after the securitization of the 3 Columbus Circle Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On May 15, 2015, the 3 Columbus Circle Note A-1 Pari Passu Companion Loan was securitized pursuant to the COMM 2015-CCRE23 Mortgage Trust securitization transaction.  As of such date, the 3 Columbus Circle Loan Combination, including the 3 Columbus Circle Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of May 1, 2015 (the “2015-CCRE23 Pooling and Servicing Agreement”), between the Registrant, as depositor, Midland Loan Services, a division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.  The 2015-CCRE23 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

As disclosed in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on March 25, 2015 (the “Prospectus Supplement”), the terms and conditions of the COMM 2015-CCRE23 Pooling and Servicing Agreement applicable to the servicing of the 3 Columbus Circle Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the other Mortgage Loans; however, the special servicing arrangements under the COMM 2015-CCRE23 Pooling and Servicing Agreement  differ in certain respects.  For example, the special servicing fee rate payable with respect to the 3 Columbus Circle Mortgage Loan to CWCapital Asset Management LLC under the COMM 2015-CCRE23 Pooling and Servicing Agreement will be 0.25% per annum and CWCapital Asset Management LLC will not be entitled to a minimum monthly special servicing fee in respect of specially serviced mortgage loans.

The Mortgage Loan identified as “Patriots Park” on Exhibit B to the Pooling and Servicing Agreement (the “Patriots Park Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “Patriots Park Loan Combination”) that includes the Patriots Park Mortgage Loan and two other pari passu loans, which are not assets of the Issuing Entity (each, a “Patriots Park Pari Passu Companion Loan”).  The Pooling and Servicing Agreement provides that the Patriots Park Loan Combination is to be serviced and administered (i) until the securitization of the Patriots Park Pari Passu Companion Loan designated as Note A-1 (the “Patriots Park Note A-1 Pari Passu Companion Loan”), under the Pooling and Servicing Agreement and (ii) from and after the securitization of the Patriots Park Note A-1 Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

On April 29, 2015, the Patriots Park Note A-1 was securitized pursuant to the WFCM 2015-NXS1 Mortgage Trust securitization transaction.  As of such date, the Patriots Park Loan Combination, including the Patriots Park Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of April 1, 2015 (the “WFCM 2015-NXS1 Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator, certificate registrar and custodian.  The WFCM 2015-NXS1 Pooling and Servicing Agreement is attached hereto as Exhibit 99.2.

As disclosed in the Prospectus Supplement, the terms and conditions of the WFCM 2015-NXS1 Pooling and Servicing Agreement applicable to the servicing of the Patriots Park Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement, applicable to the servicing of the other Mortgage Loans; however, the special servicing arrangements under the WFCM 2015-NXS1 Pooling and Servicing Agreement differ in certain respects.  For example, (1) the special servicing fee rate payable with respect to the Patriots Park Mortgage Loan to Rialto Capital Advisors, LLC under the WFCM 2015-NXS1 Pooling and Servicing Agreement will be 0.25% per annum and Rialto Capital Advisors, LLC will be entitled to a minimum monthly special servicing fee of $3,500, (2) the work out fees payable with respect to the Patriots Park Mortgage Loan will be 1.0% per annum, however the workout fee (and the aggregate amount payable to the Rialto Capital Advisors, LLC with respect to workout fees, modification fees and liquidation fees) under the WFCM 2015-NXS1 Pooling and Servicing Agreement will be subject to a maximum cap amount equal to the greater  of  (i) 1% of the stated principal balance and (ii) $1,000,000, and (3) the liquidation fee rate payable with respect to the Patriots Park Mortgage Loan is 1.0% per annum, however if such rate would result in an aggregate liquidation fee less than $25,000 then the liquidation fee rate will be equal to the lesser of (i) 3.0% of the liquidation proceeds or (ii) such lower rate as would result in an aggregate liquidation fee equal to $25,000.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits:

99.1
Pooling and Servicing Agreement, dated as of May 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.2
Pooling and Servicing Agreement, dated as of April 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator, certificate registrar and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date:  June 12, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1
Pooling and Servicing Agreement, dated as of May 1, 2015, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor.

99.2
Pooling and Servicing Agreement, dated as of April 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, tax administrator, certificate registrar and custodian.